Exhibit 99.1

For more information, contact:
RTI BIOLOGICS:
Robert Jordheim
Chief Financial Officer
rjordheim@rtix.com

Wendy Crites Wacker, APR
Corporate Communications
wwacker@rtix.com

Phone (386) 418-8888

ATHERSYS:
William (B.J.) Lehmann, J.D.
President and Chief Operating Officer
bjlehmann@athersys.com
(216) 431-9900

Investor Relations:
Lisa M. Wilson
In-Site Communications
lwilson@insitecony.com
(917) 543-9932

Media Relations:
Dan Budwick
Pure Communications, Inc.
dan@purecommunicationsinc.com
(973) 271-6085
RTI BIOLOGICS AND ATHERSYS ANNOUNCE COLLABORATION IN THE ORTHOPEDIC MARKET
Applying Complementary Stem Cell and Regenerative Medicine Technologies
ALACHUA, Fla. and CLEVELAND (Sept. 13, 2010) — RTI Biologics Inc. (RTI) (Nasdaq: RTIX), a leading provider of orthopedic and other biologic implants, and Athersys Inc. (Athersys) (Nasdaq: ATHX), a leader in regenerative medicine and cell therapy research and development, announced today an agreement under which Athersys will provide RTI access to its Multipotent Adult Progenitor Cell (MAPC) technologies.

Under the agreement, RTI has licensed Athersys’ technology to isolate and preserve cells from organ and tissue donors. This will enable RTI to develop and commercialize MAPC technology-based biologic implants exclusively for certain orthopedic applications. With this license, RTI expands its capabilities for accessing the fastest growing segment of the bone graft substitutes market, while Athersys extends the application of its robust stem cell technology platform to an important segment of the orthopedic market.
“We are very excited about our collaboration with Athersys and the potential to apply its MAPC and related technologies in the orthobiologics market,” said Brian K. Hutchison, RTI’s chairman and CEO. “After significant research into stem cells and the evaluation of multiple technologies, we have determined that the MAPC technology offers the greatest potential to create high quality, innovative implants for our surgeons and their patients. Licensing this technology is an important step in enhancing and further differentiating RTI’s orthobiologics offering, an area of strategic focus for the company.”
“We are enthusiastic about our relationship with RTI and this application of our proprietary stem cell technologies to the orthopedic market,” said William Lehmann, Jr., president and COO of Athersys. “Our primary focus is the development and commercialization of expanded, “off-the-shelf” cell products, such as MultiStem®, for the treatment of certain cardiovascular, central nervous system-related, inflammatory and immune system disorders, diseases and conditions. This collaboration allows for the utilization of our already developed stem cell technologies in an additional area. Further, it provides potential near term revenues from the orthopedic market.”
Under the agreement, Athersys will receive a $3 million license fee and is also eligible to receive payments up to a cumulative total of $37.5M as follows: $2 million contingent upon successful achievement of certain development and commercialization milestones, and an additional maximum total of $35.5 million contingent upon achievement of certain cumulative revenue milestones, which will reflect the ultimate commercial success of the product in this fast growing market. In addition, Athersys will receive tiered royalties from the distribution of implants using Athersys’ technologies.

RTI plans to make MAPC technology-based biologic implants available to its customers for use in orthopedic surgeries in the first half of 2012.
About RTI Biologics Inc.
RTI Biologics Inc. is a leading provider of sterile biological implants for surgeries around the world with a commitment to advancing science, safety and innovation. RTI prepares human donated tissue and bovine tissue for transplantation through extensive testing and screening, precision shaping and using proprietary, validated processes. These allograft and xenograft implants are used in orthopedic, dental, hernia and other specialty surgeries.
RTI’s innovations continuously raise the bar of science and safety for biologics — from being the first company to offer precision-tooled bone implants and assembled technology to maximize each gift of donation, to inventing validated sterilization processes that include viral inactivation steps. Two such processes — the BioCleanse® Tissue Sterilization Process and the Tutoplast® Tissue Sterilization Process — have a combined record of more than two million implants distributed with zero incidence of allograft-associated infection. These processes have been validated by tissue type to inactivate or remove viruses, bacteria, fungi and spores from the tissue while maintaining biocompatibility and functionality.
RTI’s worldwide corporate headquarters are located in Alachua, Fla., with international locations in Germany and France. The company is accredited by the American Association of Tissue Banks in the United States.

RTI Forward Looking Statement
This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, except for historical information, any statements made in this communication about anticipated financial results, growth rates, new product introductions, future operational improvements and results or regulatory approvals or changes to agreements with distributors also are forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties, including the risks described in public filings with the U.S. Securities and Exchange Commission (SEC). Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Copies of the company’s SEC filings may be obtained by contacting the company or the SEC or by visiting RTI’s website at www.rtix.com or the SEC’s website at www.sec.gov.
About Athersys Inc.
Athersys is a clinical stage biopharmaceutical company engaged in the discovery and development of therapeutic product candidates designed to extend and enhance the quality of human life. The company is developing MultiStem®, a patented, adult-derived “off-the-shelf” stem cell product platform for multiple disease indications, including damage caused by myocardial infarction, bone marrow transplantation and oncology treatment support, ischemic stroke, and inflammatory bowel disease. The company is also developing a portfolio of other therapeutic programs, including orally active pharmaceutical product candidates for the treatment of metabolic and central nervous system disorders, utilizing proprietary technologies, including Radom Activation of Gene Expression (RAGE®). Athersys has forged strategic alliances and collaborations with leading pharmaceutical and biotechnology companies, as well as world-renowned research institutions in the United States and Europe to further develop its platform and products. More information is available at www.athersys.com.

Athersys Forward Looking Statement
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. We have attempted to identify forward-looking statements by using such words as “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “will,” or other similar expressions. These forward-looking statements are only predictions and are largely based on our current expectations. A number of known and unknown risks, uncertainties, and other factors could affect the accuracy of these statements. Some of the more significant known risks that we face are the risks and uncertainties inherent in the process of discovering, developing, and commercializing products that are safe and effective for use as human therapeutics, the uncertainty regarding market acceptance of any MAPC technology-based biologic implants in orthopedic applications under the agreement with RTI and our ability to reach milestones and realize any additional payments under such agreement. These risks may cause our actual results, levels of activity, performance, or achievements to differ materially from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements contained in this press release, and we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.
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